Exhibit 6.1

Imowitz Koenig & Co., LLP
Certified Public Accountants

August 6, 2008

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, d.c. 20549

Re:	United Energy Corp.

Dear Sir or Madam:

We have read the statements that we understand United Energy Corp. will include under Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

Very truly yours,

/s/ Imowitz Koenig & Co., LLP
Imowitz Koenig & Co., LLP

622 Third Avenue, New York, New York 10017
Telephone 212-867-8711 Facsimile 212-867-8723